UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

September 8, 2025

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-38334	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2999 N.E. 191st Street, Suite 610, Aventura, FL 33180

(Address of principal executive offices and zip code)

(408) 467-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The Nasdaq Global Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 8, 2025, the Board of Directors (the “Board”) of Immersion Corporation (the “Company”) concluded that the Company’s previously-issued unaudited interim condensed consolidated financial statements for the fiscal third quarter and nine months ended January 31, 2025, the fiscal second quarter and six months ended October 31, 2024, and the second quarter and six months ended June 30, 2024, contained in its Quarterly Reports on Form 10-Q (the “Non-Reliance Periods”), as well as its disclosures related to such financial statements, including any reports, earnings releases, and investor presentations, and related communications issued by or on behalf of the Company with respect to the Non-Reliance Periods (the “Previously Issued Financial Information”), should no longer be relied upon. The determination by the Board was made upon the recommendation of the Audit Committee (the “Audit Committee”) of the Board and after consultation with the Company’s management team.

As previously reported by the Company in its Current Report on Form 8-K filed on July 30, 2025 (the “Prior 8-K”), in July 2025, certain information regarding the recording of cost of digital sales was brought to the attention of the management of Barnes & Noble Education, Inc. (“Barnes & Noble Education” or “BNED”), which is a consolidated subsidiary of the Company. BNED’s management promptly informed the Audit Committee of the BNED Board of Directors (the “BNED Audit Committee”), which caused the BNED Audit Committee to commence an internal investigation with the assistance of outside counsel and advisors.

The BNED Audit Committee has made substantial progress in its investigation and in its review of the potential impact of these matters on BNED's Previously Issued Financial Information for the Non-Reliance Periods. The Company expects the adjustments to Previously Issued Financial Information resulting from the investigation to be substantially consistent with what was previously reported in the Prior 8-K. The Company expects to report that correcting these matters will result in an increase of $13.1 million in cost of sales for the fiscal second quarter and six months ended October 31, 2024; and a decrease in cost of sales of $1.9 million and an increase of $11.2 million for the fiscal third quarter and nine months ended January 31, 2025, respectively. These adjustments to cost of sales will have a corresponding impact on the Company’s results of operations, as well as its accrued liabilities and accounts receivable in the Non-Reliance Periods. In addition, the Company expects to report that correcting these matters will result in an increase of $4.3 million in accrued liabilities and a decrease of $0.8 million in accounts receivable with a corresponding offset to Goodwill on the Company's consolidated balance sheet at June 30, 2024. Based on evidence reviewed by the BNED Audit Committee and its advisors to date, BNED believes that these potential impacts resulted from the actions of a payment processing employee, who has been suspended pending final results of the BNED Audit Committee’s investigation.

During the course of BNED's investigation, the BNED Audit Committee and its advisors also identified $3.5 million of sales in the fiscal third quarter and nine months ended January 31, 2025, that did not meet the criteria for revenue recognition. BNED did not recognize any cost of sales associated with these sales. The Company expects to report that correcting this matter will result in a decrease of $3.5 million in sales and accounts receivable in the fiscal third quarter and nine months ended January 31, 2025.

Based on a quantitative analysis of the adjustments described above and considering certain qualitative factors, the Board concluded that the Previously Issued Financial Information for the Non-Reliance Periods should no longer be relied upon. As a result, the Company expects to restate the financial statements for the Non-Reliance Periods (the “Restatement”), which will be corrected within its Annual Report on Form 10-K for the fiscal year ended April 30, 2025, when filed. However, the final determination regarding the scope of any such Restatement will depend on the completion of the Audit Committee's review, in connection with BNED Audit Committee’s review, and the ongoing work of the Company and its independent registered public accounting firm. The Company is also evaluating potential accounting adjustments for BNED unrelated to the investigation that could impact the Non-Reliance Periods. It is possible that the magnitude of such a Restatement may change as additional items may be identified as this work is completed.

The Company expects to report material weaknesses, inclusive of material weaknesses identified by BNED, which include a material weakness related to the appropriate review and approval of manual journal entries for BNED, when it files its Annual Report on Form 10-K for the year ended April 30, 2025. As a result of the expected material weaknesses, the Company believes that its internal control over financial reporting was not effective, and its disclosure controls and procedures were not effective, as of April 30, 2025, the end date of its fiscal year 2025, and the respective end dates of each of its interim Non-Reliance Periods within fiscal year 2025. The Company’s assessment of the effectiveness of its internal control over financial reporting will be described in more detail in the Annual Report on Form 10-K for the year ended April 30, 2025.

BNED has voluntarily contacted the staff of the Securities and Exchange Commission (the “SEC”) to advise the staff that an internal investigation is ongoing, and the Company intends to fully cooperate with the staff with respect to these matters.

The Audit Committee has discussed the matters disclosed in this Item 4.02 of this Current Report on Form 8-K with BDO USA, P.C., the Company’s independent registered accounting firm for the fiscal year ended April 30, 2025.

Forward-Looking Statements

Statements in this filing about the Company that are not historical facts are forward-looking statements based on our current expectations and estimates. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Our current expectations may not prove to be accurate. The words “estimates,” “expects,” “anticipates,” “believes” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future results. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	September 9, 2025	By:	/s/ J. Michael Dodson
		Name:	J. Michael Dodson
		Title:	Chief Financial Officer